UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2018

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22945	13-3169913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01     ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

Amendment to the November Securities Purchase Agreement and the November Notes

As previously disclosed in the Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 6, 2017, on November 6, 2017, the Company and institutional buyers (the “November Buyers”) entered into a Securities Purchase Agreement (the “November Securities Purchase Agreement”) pursuant to which the Company issued to the November Buyers: (i) senior bridge convertible notes, in the aggregate original principal amount of $5 million, convertible into shares of common stock of the Company (the “Common Stock”), in accordance with the terms thereof and (ii) senior secured bridge convertible notes, in the aggregate original principal amount of $95 million, convertible into shares of Common Stock, in accordance with the terms thereof (together, the “November Notes”).

On June 1, 2018, the Company and a November Buyer entered into an amendment to the November Securities Purchase Agreement and the November Notes to reduce the number of shares of Common Stock required to be reserved for issuance under the November Notes from 200% to 110% of the maximum number of shares of Common Stock issuable upon conversion of the November Notes until the earlier of the Stockholder Approval Date (as defined below) and August 1, 2018. After such date, the required reserve amount will be increased back to 200%.

Amendment to the January Securities Purchase Agreement and the January Notes

As previously disclosed in the Form 8-K filed with the SEC on January 11, 2018, on January 11, 2018, the Company and an institutional buyer (the “January Buyer”) entered into a Securities Purchase Agreement (the “January Securities Purchase Agreement”), pursuant to which the Company issued to the January Buyer: (i) senior subordinated convertible notes, in the aggregate original principal amount of $25 million, convertible into shares of Common Stock, in accordance with the terms thereof and (ii) senior secured convertible notes, in the aggregate original principal amount of $35 million, convertible into shares of Common Stock, in accordance with the terms thereof (together, the “January Notes”).

On June 1, 2018, the Company and the January Buyer entered into an amendment to the January Securities Purchase Agreement and the January Notes to reduce the number of shares of Common Stock required to be reserved for issuance under the January Notes from 200% to 100% of the maximum number of shares of Common Stock issuable upon conversion of the January Notes until the earlier of (1) the date stockholders approve resolutions providing for the issuance of the January Notes and the shares of Common Stock issuable upon conversion of the January Notes (the “Stockholder Approval” and the date the Stockholder Approval is obtained, the “Stockholder Approval Date”) and (2) August 1, 2018. After such date, the required reserve amount will be increased back to 200%. The amendment to the January Securities Purchase Agreement also extended the date by which the Company must hold the special meeting to obtain the Stockholder Approval from June 1, 2018 to August 1, 2018.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit No.	Description
10.1*	Amendment No. 1 to November Securities Purchase Agreement and Convertible Notes dated June 1, 2018.
10.2*	Amendment No. 2 to January Securities Purchase Agreement and Convertible Notes dated June 1, 2018.

*filed herein

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS AND MATHESON
ANALYTICS INC.

Date: June 4, 2018	By:	/s/ Stuart Benson
Chief Financial Officer

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